SCHICK TECHNOLOGIES, INC.
              1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.       Purpose
                  The purpose of the Schick Technologies, Inc. 1997 Stock Option Plan for Non-Employee Directors (the "Plan") is to assist Schick Technologies, Inc., a Delaware corporation (the "Corporation") and its subsidiaries and affiliates in attracting, retaining, and compensating highly qualified individuals who are not employees for service as members of the Board of Directors of the Corporation (the "Board") and to provide such individuals with an ownership interest in the Corporation's common stock. The Plan will be beneficial to the Corporation and its stockholders by allowing these Non-Employee Directors to have a personal financial stake in the Corporation through an ownership interest in the Corporation's common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Corporation's stock over the long term.

2.       Definitions
                  2.1 A "Change in Control of the Corporation" shall be deemed to occur if any of the following circumstances shall occur:

                  (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Corporation;

                  (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Corporation


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                           or for any other matter or question with respect to
                           more than 20% of the then outstanding voting securities of the Corporation;

                  (iii) if during any period of twenty-four consecutive months, Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

                           For these purposes, "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present

                           Directors or New Directors;

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

                  (v) there shall be consummated (x) a reorganization, merger or consolidation of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding common stock of the Corporation and outstanding voting securities of the Corporation immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including,

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                           without limitation, a corporation which as a result
                           of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding common stock of the Corporation and outstanding voting securities of the Corporation, as the case may be, (b) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, provided, that the divestiture of less than substantially all of the assets of the Corporation in one transaction or a series of related transactions, whether effected by sale, lease, exchange,

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                           spin-off, sale of the stock or merger of a
                           subsidiary or otherwise, shall not constitute a Change in Control of the Corporation.

         Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur pursuant to subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by one or more employee benefit plans maintained by the Corporation.

                  2.2 "Disability" means a Participant's total physical or mental inability to perform any work for compensation or profit in any occupation for which the Participant is reasonably qualified by reason of training, education or ability, and which inability is determined to be permanent, as determined by the Committee.

                  2.3 "Fair Market Value" of one share of Stock as of any determination date means (i) if the Stock is listed on a national securities exchange or the Nasdaq National Market, the average of the publicly reported closing sale prices for the five-day trading period ending on the applicable determination date; (ii) if not so listed but traded on the Nasdaq Small Cap Market, the Nasdaq OTC Bulletin Board or otherwise in the over-the-counter market, the average of the closing bid prices over the 30-day period ending on the applicable determination date; or (iii) if none of the preceding clauses is applicable, the fair value of a share of Stock as determined in good faith by the Board.

                  2.4 "Non-Employee Director" means each individual who is a member of the Board on the Effective Date, or who thereafter becomes a member of the Board while the Plan is in effect, who is not an employee or officer of the Corporation or its subsidiaries or affiliates.

                  2.5 "Participant" means a Participant as defined in Article 4.

                  2.6 "Stock" means the common stock, $.01 par value, of the Corporation.

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3.                Effective Date

                  The Plan shall become effective upon the closing of an initial public offering of the Stock.


4.                Participation

                  The participants in the Plan (the "Participants") shall be all Non-Employee Directors.

5.                Administration

                   The Plan shall be administered and interpreted by the Board or by a committee or subcommittee of the Board appointed by the Board (hereinafter, the Board, committee or subcommittee so appointed shall be referred to as the "Committee"). Subject to the provisions of the Plan, the Committee shall: (i) determine the time when options will be granted under the Plan, the terms of the options, the initial exercise date of the options, and the number of shares of Stock to be subject to options; (ii) establish administrative regulations to further the purpose of the Plan; and (iii) take any other action desirable or necessary to interpret or construe the provisions of the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Corporation, its stockholders and persons granted options under the Plan. The Chairman of the Board and Chief Executive Officer of the Corporation shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

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6.                Shares

                  6.1 Maximum Amount Available. The total number of shares of Stock optioned or granted under this Plan during the term of the Plan shall not exceed 35,000 shares except as increased or otherwise adjusted in accordance with Section 6.2. Solely for the purpose of computing the total number of shares of Stock optioned or granted under this Plan, there shall not be counted any shares which have been forfeited if the Participant received no benefits of ownership from the Stock and any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been canceled by the Participant or the Corporation.

                  6.2   Adjustment in the Event of Recapitalization, etc.
In the event of any change in the capital structure of the Corporation by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock options, both under the Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

7.                Awards and Terms of Options


                  7.1 Form of Options. Options granted under the Plan constitute nonqualified stock options within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

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                  7.2   Grant of Options. Each Non-Employee Director shall be
granted an option (an "Option") to purchase 500 shares of Stock upon each anniversary of such Non-Employee Director's becoming a member of the Board. Notwithstanding the preceding, the Committee may from time to time, in its sole discretion, approve the granting of additional Options.

                  7.3 Option Price. The Option Price of each share of Stock subject to an Option shall be 100% of the Fair Market Value of such share at the time of grant.

                  7.4   Terms of Option.

                        (a) An Option by its terms shall be of no more than ten years' duration.

                        (b) An Option (or any portion thereof) by its terms shall be exercisable only after the earliest of: (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than six months following the date of grant of such Option; (ii) the Participant's death or Disability; or (iii) a Change in Control of the Corporation.

                        (c) The following rules shall apply with regard to Options upon a termination of service on the Board:

                        (i) Disability, Retirement or Otherwise Ceasing to Be a Director (Other than for Cause). Except as otherwise provided herein, upon the termination of service on the Board of a Participant on account of Disability, retirement, voluntary resignation, failure to stand for reelection or failure to be reelected or otherwise than as set forth in
                  (ii) below, all outstanding Options then exercisable and not exercised by the Participant prior to such termination shall remain exercisable to the extent exercisable at the date of such termination. An Option may not be exercised pursuant to this subparagraph (i) after the expiration date of the Option.

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                        (ii)  Cause. Upon removal of a Participant from the
                  Board for cause (as determined by the Committee), the then outstanding Options of such Participant shall be exercisable only to the extent that they were exercisable on the date of such removal and shall expire six months after such removal or on their stated expiration date, whichever occurs first.

                  Options that are not exercisable on the date of such removal shall be forfeited.

                        (iii) Death. Upon the death of a Participant, each of the then outstanding Options of such Participant shall become immediately exercisable, and shall be exercisable by such Participant's beneficiary at any time until the expiration date of the Option. Participants shall designate beneficiaries in accordance with procedures established by the Committee.

                  7.5 Exercise of Option. An Option may be exercised with respect to part or all of the shares subject to the Option by giving written notice to the Corporation of the Participant's election to exercise the Option. The Option Price for the shares for which an Option is exercised shall be paid on the date of exercise (i) in cash; (ii) in whole shares of Stock owned by the Participant prior to exercising the Option; (iii) by having the Corporation withhold the number of shares equal in value to the Option Price from the exercise; (iv) in a combination of cash and delivery of shares of Stock or cash and the withholding of shares of Stock; or (v) on such other terms and conditions as the Committee determines. The value of any share of Stock to be withheld by the Corporation or delivered in payment of the Option Price shall be its Fair Market Value on the date the Option is exercised.

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8.                Withholding

                  In order to enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of an Option, a Participant shall pay to the Corporation the amount of tax to be withheld. In the alternative, the Participant may elect to satisfy such obligation (i) by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the Option for which the tax is being withheld; (ii) by delivering to the Corporation other shares of Stock owned by the Participant prior to exercising the Option; or (iii) by making a payment to the Corporation consisting of a combination of cash and such shares of Stock. Such an election shall be subject to the following: (a) the election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election and (b) the election shall be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable. The value of any share of Stock to be withheld by the Corporation or delivered to the Corporation pursuant to this Article 8 shall be its Fair Market Value on the date the Option is exercised.

9.                General Provisions

                  9.1 Rights as Shareholder. A Participant shall have no rights as a shareholder of Stock with respect to Option grants hereunder, unless and until certificates for shares of such Stock are issued to the Participant.


                  9.2 Assignment or Transfer. Except as set forth below, an Option by its terms shall not be transferable by the Participant other than by will or the laws of descent and distribution, and, during the Participant's lifetime, will be exercisable only by the Participant. Notwithstanding the foregoing, the terms of the Option may permit the Participant to transfer

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the Option to (i) his or her spouse, children or grandchildren (referred to herein as the Participant's "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Any transfer pursuant to this Section 9.2 shall be subject to the following: (a) there may be no consideration for any such transfer; (b) the option agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 9.2; and (c) subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section 9.2. Following the transfer, the transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of
Section 7.5 hereof, the term "Participant" shall be deemed to refer to the transferee. The events of death, Disability, retirement and termination of service described in Section 7.4 hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent and for the periods specified in Article 7 of the Plan.

                  9.3 Agreements. All Options granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

                  9.4 Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and not charged to any Option or to any Non-Employee Director receiving an Option.

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10.               Initial Public Offering

                  Notwithstanding anything herein to the contrary, for a period of 180 days from the date of a final prospectus included or incorporated by reference in a registration statement declared effective by the Securities and Exchange Commission in connection with a firm commitment underwritten initial public offering of common stock made by the Corporation, a Participant shall not, directly or indirectly, offer for sale, sell or otherwise dispose of any shares of Stock received pursuant to the exercise of an Option hereunder without the prior written consent of the Board, whose consent may be withheld for any reason. A legend to such effect shall be placed on certificates representing Stock received pursuant to the exercise of an Option during such restriction period.

11.               Amendment, Termination and Term of Plan


                  11.1 Amendments. The Board may from time to time amend the Plan in whole or in part; provided, that no such action shall adversely affect any rights or obligations with respect to any Options theretofore granted under the Plan.

                  With the consent of the Non-Employee Director affected, the Committee may amend outstanding agreements evidencing Options under the Plan in a manner not inconsistent with the terms of the Plan.

                  11.2 Termination. The Corporation may terminate the Plan (but not any Options theretofore granted under the Plan) at any time.

                  11.3 Term of the Plan. The Plan (but not any Options theretofore granted under the Plan) shall terminate on, and no Options shall be granted after, the Annual Meeting of Shareholders of the Corporation in 2007.

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12.               Governing Law

                  The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of Delaware.


                                  SCHICK TECHNOLOGIES, INC.

                                  By:
                                     ----------------------------

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